CURTISS-WRIGHT CORPORATION
RETIREMENT PLAN
As Amended and Restated effective January 1, 2001

THIRTEENTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation ("the Company") has heretofore adopted the Curtiss- Wright Corporation Retirement Plan (“the Plan").

2.	The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, and has since caused the Plan to be further amended.

3.	Subsequent to the most recent amendment of the Plan, it has become necessary to further amend the Plan for the Pension Protection Act of 2006 (“PPA”) changes, Union benefit rates, and acquisitions.

4.	Sections 12.01 and 12.02 of the Plan permit the Company to amend the Plan, by written instrument, at any time and from time to time.

Amendment to the Plan:

For the reason set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects:

1.	Section 5.01(a) is amended effective January 1, 2008, as follows:

The existing vesting schedule will be replaced with a vesting schedule providing for three-year vesting for the Normal Retirement Benefit under Section 6.01 and will read as follows:

“IF VESTING YEARS OF	THE PARTICIPANT'S
SERVICE AS OF THE DATE	NONFORFEITABLE
OF TERMINATION EQUAL:	PERCENTAGE IS:

Less than 3	0%
3 or more	100%”

2.	Section 5.01(b) is amended effective January 1, 2008, as follows:

The existing vesting schedules in paragraphs (i) and (ii) will be replaced with a vesting schedule providing for three-year vesting for the Normal Retirement Benefit derived from Cash Balance Account as determined under Article 4 and will read as follows:

“IF VESTING YEARS OF	THE PARTICIPANT'S
SERVICE AS OF THE DATE	NONFORFEITABLE
OF TERMINATION EQUAL:	PERCENTAGE IS:

Less than 3	0%
3 or more	100%”

3.

Section 7.08 is amended effective April 1, 2007, adding paragraph “c” defining “distributee” for the purposes of Section 7.08 and permitting non-spouse beneficiaries the ability to rollover distributions from the Plan:

“(c) Distributee means an employee or former employee. In addition, solely for purposes of paragraph (a) above, the employee’s or former employee’s surviving spouse, the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code are distributees with regard to the interest of the spouse or former spouse, or a non-spouse beneficiary.”

4.	Section 9.02(a) is amended to update benefits provided under certain Collective Bargaining Agreements as follows:

	a.	Paragraph 9.02(a)(v) is amended to update benefits provided to Target Rock Corporation Section by adding the following sub-paragraphs at the end thereof:

		“(P)	$36.00 multiplied by his years of Credited Service with Curtiss- Wright Flow Control Corporation on or after January 1, 2007, for any pension payments due for months commencing on or after January 1, 2007.

(Q)

$38.00 multiplied by his years of Credited Service with Curtiss- Wright Flow Control Corporation on or after January 1, 2008, for any pension payments due for months commencing on or after January 1, 2008.

(R)

$41.00 multiplied by his years of Credited Service with Curtiss- Wright Flow Control Corporation on or after January 1, 2009, for any pension payments due for months commencing on or after January 1, 2009.”

	b.	Paragraph 9.02(a)(vi) is amended to update benefits provided to Metal Improvement Company, Inc.-Columbus Division Section by adding the following sub-paragraph at the end thereof:

		“(D)	With benefits commencing on or after January 1, 2005, $28.00 multiplied by his Years of Credited Service on or after January 1, 2005, or any pension payments due for months commencing after January 1, 2005.”

	c.	Paragraph 9.02(a)(vii) is amended to update benefits provided to Metal Improvement Company, Inc.-Vernon Division Section by adding the following sub-paragraphs to the end thereof:

		“(E)	With benefits commencing on or after January 1, 2005, $12.50 multiplied by his Years of Credited Service on or after January 1, 2005, for any pension payments due for months commencing on or after January 1, 2005.

(F)

With benefits commencing on or after January 1, 2006, $15.00 multiplied by his Years of Credited Service on or after January 1, 2006, for any pension payments due for months commencing on or after January 1, 2006.”

	d.	Paragraph 9.02(a)(ix) is amended to update benefits provided to Metal Improvement Company, Inc.-Long Island Division Section by adding the following sub-paragraphs to the end thereof:

“With benefits commencing on or after January 1, 2003, $6.00 multiplied by his years of credited service on or after January 1, 2003, for any pension payments due for months commencing on or after January 1, 2003.

With benefits commencing on or after January 1, 2006, $9.00 multiplied by his years of credited service on or after January 1, 2006, for any pension payments due for months commencing on or after January 1, 2006.”

	e.	Paragraph 9.02(a)(xi) is amended to update benefits provided to Metal Improvement Company, Inc.-Lynwood Division Section, by adding the following sub-paragraphs at the end thereof:

“With benefits commencing on or after January 1, 2007, $10.00 multiplied by his years of credited service on or after January 1, 2007, for any pension payments due for months commencing on or after January 1, 2007.

With benefits commencing on or after January 1, 2010, $14.00 multiplied by his years of credited service on or after January 1, 2010, for any pension payments due for months commencing on or after January 1, 2010.”

5.	Section 9.02(e) is amended effective January 1, 2008 as follows:

	a.	Paragraph 9.02(e)(iii) is amended to replace “55%” with “100%”.

	b.	A new paragraph 9.02(e)(vi) is added as follows:

“In the event the Normal form survivor benefit provided for in paragraph 9.02(e)(iii) is properly waived, the benefit payable to a Participant shall be the Actuarial Equivalent of the retirement benefit otherwise payable to the Participant in the form of a Life Annuity. A Participant may, in the form and manner prescribed by the Committee, further elect the following optional form of payment:

• a monthly benefit payable to the Participant for his or her lifetime and for the further lifetime of such surviving Spouse equal to fifty percent (50%) of the reduced amount of such Participant's monthly pension benefit as determined in accordance with Section 9.02(a) of the Plan.”

6.	Schedule J is amended to be updated for certain acquisitions of the Curtiss-Wright Corporation whose Employees are eligible to participate in this Plan:

	a.	Paragraph 26 is amended to add this second paragraph as follows:

“Effective January 1, 2008 Nova Machine Products Corp. employees will be eligible to participate in the Cash Balance Account as described in Article 4.”

	b.	Paragraph 29 is added effective January 1, 2008 to read as follows:

“29. IMC Magnetics Corporation

a.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee whose immediate prior service was with IMC Magnetics Corporation and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes determining Vesting Years of Service, his or her period of such prior service determined from his or her latest date of hire with IMC prior to its acquisition by Curtiss-Wright Corporation shall be included.

b.

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of IMC Magnetics Corporation, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.”

c.	Paragraph 30 is added effective May 9, 2007 to read as follows:

	“30.	Scientech LLC.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 9, 2007 whose immediate prior service was with Scientech LLC. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes determining Vesting Years of Service, his or her period of such prior service determined based on all periods of employment with Scientech LLC prior to its acquisition by Curtiss-Wright Corporation shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Scientech LLC., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.”

d.	Paragraph 31 is added effective June 1, 2007 to read as follows:

	“31.	Valve Systems and Controls

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on June 1, 2007 whose immediate prior service was with Valve Systems and Controls and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section

2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes determining Vesting Years of Service, his or her period of such prior service determined from his or her latest date of hire with Valve Systems and Controls prior to its acquisition by Curtiss-Wright Corporation shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Valve Systems and Controls, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.”

The following amendments are to the EMD component of the Plan (merged into the Curtiss-Wright Retirement Plan as of January 1, 2007). The numbering is that of the plan document covering the EMD component of the Plan.

7.	Section 10(c) is amended effective January 1, 2008 by adding a paragraph “5” which adds a 50% Joint & Survivor Annuity option:

“5. 50% Joint & Survivor Annuity – A reduced amount payable monthly for his life with the provision that upon his death an amount equal to 50% of such reduced amount shall be paid monthly for the life of his Joint Annuitant.

This optional form of benefit is not available to any Employees represented by a labor organization or other representative who has entered into a written agreement with an Employer providing for participation in this Plan by the Employees in such unit until such unit(s) agree to it in writing, which written agreements will be incorporated herein by reference thereto. ”

8.	Section 10(k)(1) is amended effective April 1, 2007, to permit non-spouse beneficiaries the ability to rollover distributions from the Plan by changing the definition of “Distributee” to read as follows:

	“1.	“Distributee” means an Employee or former Employee. In addition, solely for purposes of paragraph (2) below, the Employee’s or former Employee’s Surviving Spouse, the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code are distributees with regard to the interest of the spouse or former spouse, or a non-spouse beneficiary. ”

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

Curtiss-Wright Corporation
Retirement Plan Committee

By:
Date: